________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 31, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from May 1, 2003 to May 31, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for May 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for May 2003
99.3           United States Trustee Report of Custom Technologies Corp. for May 2003
99.4           United States Trustee Report of Escast, Inc. for May 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for May 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for May 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for May 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for May 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  July 9, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        6/23/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,630,583       $ 3,866,422        $ 66,382,599    $ 67,610,169
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompany Transfers                (359,803)                -           1,980,231       3,262,580
Other                                  127,391           177,000           6,302,435       6,102,057

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  3,398,171         4,043,422          77,015,448      79,174,806
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            708,307           733,649          12,660,429      13,165,240
Payroll Taxes                          315,261           337,600           6,036,515       6,135,648
Accounts Payable                     2,001,213         2,668,830          30,072,448      32,419,923
Profit Sharing / Pension               195,728           163,000           2,608,458       2,858,781
Insurance                              534,945           628,133           9,922,198      11,031,184
Commissions                            109,626           100,600           1,794,033       2,308,865
Utilities                              199,014           179,433           3,245,843       3,301,939
Leases / Rents                          30,111            27,498             512,273         656,843
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           717,872           717,872           7,047,206       8,132,335
Capital Expenditures                         -                 -             486,262         295,300
US Trustee Fees                              -                 -              35,250          36,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,812,077         5,556,614          74,420,916      80,342,307
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $ (1,413,905)     $ (1,513,192)      $   2,594,531     $(1,167,501)
-------------
                                 ==============   ===============     ===============   =============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
   Petty Cash                            N/A        Petty cash              $    5,975

   National City Bank              884096887        Operational              3,307,077

   National City - Schulz           18082912        Disbursement                     -

   National City - Schulz         5300011495        Payroll                          -

   National City - CBCA                    0        Health Insurance          (147,013)

   Corporate Payroll                       0        Clearing                         -

   First Midwest Bank                0173906        Petty Cash                   1,114

   Mellon Bank                       0111587        Operational                      -

   National City Bank              884157627        Blocked                  1,251,835

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                  (599)

   National City Bank              884096908        Health Insurance           (13,772)

   Schulz Escrow Account           884264502        Schulz Sale                      -

   National City                   884096772        Operational                (89,911)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement                (2,490)

   Bank One                        261379147        Payroll                      4,670

   National City Bank              884156747        Disbursements              (21,811)

   Payroll Clearing                        -        Clearing                         -

  National City Bank                18081568        Disbursement              (184,946)

  National City Bank                18081576        Payroll                          -

   National City Bank              884096780        Operational                (93,696)

   Hancock Bank                   01-0101494        Payroll                      5,127

   Bancorp South                    06582837        Operational                  6,961

   National City                   658912591        Payroll                      4,354

                                                                           -----------
                                                                            $4,032,875
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                   May, 2003         FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,260,370        $ 63,582,024
Less: Defective mat'l returned                            947                 947
        Sales allowances                                    -             161,349
        Cash discounts                                 14,829             331,911
                                                --------------      --------------
           Total sales deductions                      15,776             494,207
                                                --------------      --------------
        NET SALES                                   3,244,594          63,087,817
                                                --------------      --------------
Cost of Sales                                       2,886,370          61,201,109
                                                --------------      --------------
        GROSS PROFIT                                  358,224           1,886,708
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   241,036           4,615,150
    General & Admin. expense                          497,241           9,695,013
    Corporate Fees                                   (220,500)         (3,415,356)
                                                --------------      --------------
      Total S G & A and Environ. Expense              517,777          10,894,807
                                                --------------      --------------
        OPERATING INCOME                             (159,553)         (9,008,099)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
         Subsidiaries                                       -            (968,257)
    Other Income (Expense)                                  -          10,772,884
    Interest Income (Expense)                         (46,072)           (508,814)
                                                --------------      --------------
        Other Income (Expense)                        (46,072)          9,295,813
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (205,625)            287,714
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 765,091           5,240,800
    US Trustee Quarterly Fees                               -              35,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    765,091           5,276,050
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (970,716)         (4,988,336)

Provision for Taxes                                   (51,000)            365,000
                                                --------------      --------------
NET INCOME (LOSS)                               $    (919,716)      $  (5,353,336)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                         5/31/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     4,032,875      $  1,438,344
    Restricted cash and cash equivalents                           -                 -
    Accounts receivable - net                              6,347,349        14,281,299
    Inventories - net                                      5,791,634        13,747,533
    Other assets - current                                 1,659,850           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           17,831,708        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,368,308        35,224,200
    Investment in subsidiaries                             6,880,855        11,970,175
    Other                                                  6,605,025           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             49,854,188        47,314,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,686,843        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            42,089,688        41,258,055
    Less: Accum. depreciation and amortization            35,643,506        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,446,182         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    74,132,078      $ 84,298,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       5/31/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       3,471,815                 -
    Accrued liabilities                                    6,680,814                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                      10,152,629                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   2,237,213                 -
    Long-term pension liability                            8,258,887                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        10,496,100                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          20,648,729                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          810,307         5,336,367
    Unsecured debt                                        74,181,451        87,314,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          101,571,435       120,550,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        122,220,164       120,550,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (5,353,336)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (48,088,086)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    74,132,078      $ 84,298,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          10,517          153,311       131,985        31,843
FICA-Employee                         3,204           80,651        71,775        12,080
FICA-Employer                         3,203           80,653        71,775        12,081
Unemployment                         (5,641)           2,487             0        (3,154)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES           $   11,283        $ 317,102     $ 275,535    $   52,850
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          16,995           43,317        39,726        20,586
Unemployment                        (46,852)           7,204             0       (39,648)
Sales                                53,217           (1,815)          880        50,522
Income Tax                                0                0             0             0
Real Property                       130,143           23,443             0       153,586
Personal Property                    25,268            1,500             0        26,768
Other: Local                              0                0             0             0
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  178,771       $   73,649     $  40,606    $  211,814
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $  190,054       $  390,751     $ 316,141    $  264,664
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      3,471,815    0           0             0             0          3,471,815
Wages Payable                         2,166,401    0           0             0             0          2,166,401
Taxes Payable (Other than income)       264,664    0           0             0             0            264,664
Professional Fees                       876,616    0           0             0             0            876,616
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,373,133    0           0             0             0          3,373,133
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  2,237,213    0           0             0             0          2,237,213
Other LT Liabilities                  8,258,887    0           0             0             0          8,258,887
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $20,648,729   $0          $0            $0            $0        $20,648,729
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax          State             Paid             Paid           or EFT
------------------------------------------------------------------------------------------
State Withholding           California       05/07/03         3,505           99112
State Withholding           California       05/14/03         2,633           99141
State Withholding           California       05/21/03         2,386           99174
State Withholding           California       05/28/03         2,536           99213
State Withholding           Connecticut      05/02/03         1,214           99092
State Withholding           Connecticut      05/07/03         1,275           99115
State Withholding           Connecticut      05/14/03         1,643           99142
State Withholding           Connecticut      05/21/03         1,142           99177
State Withholding           Connecticut      05/28/03         1,148           99216
State Withholding           Illinois         05/14/03         1,917           99150
State Withholding           Illinois         05/28/03         1,316           99220
State Withholding           Kentucky         05/07/03           185           99120
State Withholding           Kentucky         05/21/03           119           99191
State Withholding           Mississippi      05/14/03         3,741           99155
State Withholding           New Jersey       05/14/03           187           99156
State Withholding           Oklahoma         05/14/03         1,274           99159
State Withholding           Pennsylvania     05/02/03         6,090           99103
State Withholding           Pennsylvania     05/20/03         6,353           99168
State Withholding           Wisconsin        05/14/03           518           99164
State Withholding           Wisconsin        05/28/03           544           99242
Sales Tax - Monthly         Mississippi      05/20/03           880           99154
FICA & Fed W/H              Federal          05/07/03        52,630            EFT
FICA & Fed W/H              Federal          05/14/03        89,421            EFT
FICA & Fed W/H              Federal          05/21/03        62,959            EFT
FICA & Fed W/H              Federal          05/28/03        70,525            EFT
                                                         ------------
TOTAL POST PETITION TAXES PAID                            $ 316,141
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           7,971,700
PLUS Amounts billed during the period                                        3,194,830
LESS Amounts collected during the period                                     3,630,583
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $7,535,947
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                3,652,064
31-60 days old                                                               1,728,657
61-90 days old                                                                 574,584
91+ days old                                                                 1,580,642
                                                                        ----------------
Total Accounts Receivable                                                    7,535,947
Amount considered uncollectible (bad debt)                                   1,293,352
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $6,242,595
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          6/23/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ----------------
                                                             REPORTING PERIOD   May 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 716,472      $   900,000        $ 13,131,122      $ 13,296,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers           218,210                -          (1,185,786)         (646,000)
Other                              1,896                -              20,076             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              936,578          900,000          11,965,412        12,651,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       96,688          100,000           1,623,958         1,632,788
Payroll Taxes                     39,495           36,000             800,168           674,317
Accounts Payable                 684,970          692,000           8,483,965         8,417,714
Profit Sharing / Pension               -                -                   -                 -
Insurance                          2,536            3,000             286,673           378,412
Commissions                       42,424           35,000             465,351           425,892
Utilities                         22,425           19,000             347,756           433,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -            7,000               6,741             9,000
US Trustee Fees                    2,500            7,500              22,750            22,750
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         891,038          899,500          12,037,362        11,994,798
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $   45,540    $         500      $      (71,950)    $     656,841
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                              N/A          Petty cash     $    300

  National City Bank of PA                239732043    Payroll           3,177

  National City Bank                      884096860    Disbursement    (57,474)

                                                       $     -               -

                                                       $     -               -

                                                                      ---------
                                                                      $(53,997)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                             May 2003         FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   963,277         $13,825,180
Less: Defective mat'l returned                         -                   -
      Sales allowances                                 -               9,037
      Cash discounts                               4,588              81,203
                                          ---------------    ----------------
        Total sales deductions                     4,588              90,240
                                          ---------------    ----------------

         NET SALES                               958,689          13,734,940
                                          ---------------    ----------------

Cost of Sales                                    812,435          11,309,194
                                          ---------------    ----------------

         GROSS PROFIT                            146,254           2,425,746
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               39,295             901,030
    General & Admin. expense                      31,028             525,461
    Corporate Fees                                34,000             242,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         104,323           1,668,846
                                          ---------------    ----------------

         OPERATING INCOME                         41,931             756,900
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          41,931             767,366
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             28,500             308,250
    US Trustee Quarterly Fees                      2,500              22,750
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             331,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        10,931             436,366

Provision for Taxes                                4,000             163,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $  6,931           $ 273,366
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                      5/31/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($53,997)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,517,271        894,078
    Inventories -net                                     349,633        549,646
    Other assets - current                                37,441          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,850,348      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,233,930              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,440,990      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,346      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,383      5,704,900
    Less: Accum. depreciation and amortization         2,742,640      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           2,963,743      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,255,081    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     5/31/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     615,273              -
    Accrued liabilities                                  434,782              -
    Accrued income taxes                                 158,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                   1,208,188              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  34,454              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        34,454              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                       1,242,642              -
                                                   -------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                       760,798      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,353,901      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,596,543      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     273,366              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    658,538        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 8,255,081    $ 7,323,049
                                                    ============    ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                                 0           15,726         15,726              0
FICA-Employee                           2,816           22,528         10,046         15,298
FICA-Employer                           2,817           22,527         10,046         15,298
Unemployment                              319              350              0            669
Income Tax                            135,133            3,000              0        138,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $141,085          $64,131        $35,818       $169,398
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                               454            7,617          3,677          4,394
Unemployment                            4,421            5,609              0         10,030
Sales                                       0                0              0              0
Income Tax                             19,000            1,000              0         20,000
Real Property                          (3,455)           1,807              0         (1,648)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $20,420          $16,033         $3,677        $32,776
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $161,505          $80,164        $39,495       $202,174
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       615,273         0         0            0             0             615,273
Wages Payable                          308,271         0         0            0             0             308,271
Taxes Payable (Other than income)       44,041         0         0            0             0              44,041
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               82,470         0         0            0             0              82,470
Income Taxes Payable                   158,133         0         0            0             0             158,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    34,454         0         0            0             0              34,454
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $1,242,642        $0        $0           $0            $0          $1,242,642
                                   ==================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           05/07/03       $17,435                EFT
FICA and Federal           05/21/03        18,383                EFT
State withholding          05/22/03         3,677               13215




                                      ------------
TOTAL POST PETITION TAXES PAID            $39,495
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,280,056
PLUS Amounts billed during the period                                    958,688
LESS Amounts collected during the period                                 716,472
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,522,272
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                          1,174,624
31-60 days old                                                           327,712
61-90 days old                                                            15,132
91+ days old                                                               4,804
                                                                      ----------
Total Accounts Receivable                                              1,522,272
Amount considered uncollectible (bad debt)                                 5,098
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,517,174
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                         DOCUMENT          EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1          Attached
    Bank Reconciliations                                  MOR 1 (cont)   None
    Copies of bank statements                                            None
    Cash disbursement journals                                           None
Statement of operations                                   MOR 2          Attached
Balance Sheet                                             MOR 3          Attached
Status of Postpetition Taxes                              MOR 4          None
    Copies of payment receipts                                           None
    Copies of tax returns filed during reporting period                  None
Summary of Unpaid Postpetition Debts                      MOR 4          None
    Listing of aged accounts payable                                     None
Accounts Receivable Reconciliation and Aging              MOR 5          None
Debtor Questionnaire                                      MOR 5          Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           6/23/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompamy Transfers                    -                -             1,250            1,250
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,250            1,250
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,250            1,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,250            1,250
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------
                              ==============    =============    ==============   ==============



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------


STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                               May 2003        FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $         -      $          -
Less: Defective mat'l returned                         -                 -
      Sales allowances                                 -                 -
      Cash discounts                                   -                 -
                                             ------------     -------------
       Total sales deductions                          -                 -
                                             ------------     -------------

      NET SALES                                        -                 -
                                             ------------     -------------

Cost of Sales                                          -                 -
                                             ------------     -------------

     GROSS PROFIT                                      -                 -
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                      -                 -
  General & Admin. expense                             -                 -
  Corporate Fees                                       -             (1,250)
                                             ------------     -------------
   Total S G & A and Environ. Expense                  -             (1,250)
                                             ------------     -------------

     OPERATING INCOME                                  -              1,250
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Income (Loss) from Investment in
    Subsidiaries                                       -         (1,255,380)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -         (1,255,380)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                                  -         (1,254,130)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                     -                 -
 US Trustee Quarterly Fees                             -              1,250
 (Gain) Loss from sale of equipment                    -                 -
 Other Reorganization Expenses                         -                 -
                                             ------------     -------------
  Total Reorganization Items                           -              1,250
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                             -         (1,255,380)

Provision for Taxes                                    -                 -
                                             ------------     -------------

NET INCOME (LOSS)                            $         -      $  (1,255,380)
                                             ============     =============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                   5/31/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $          0       $         -
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                                -                 -
  Inventories -net                                         -
  Other assets - current                                   -                 -
                                               -------------      -------------
        TOTAL CURRENT ASSETS                               -                 -
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                         $          -                 -
  Intercompany receivable                          1,332,139         1,332,139
  Investment in subsidiaries                      38,374,978        39,630,358
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                        39,707,117        40,962,497
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                     -                 -
  Buildings                                                -                 -
  Machinery and equipment                                  -                 -
                                               -------------      -------------
        Total property, plant and equipment                -                 -
  Less: Accum. depreciation and amortization               -                 -
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT                  -                 -
                                               -------------      -------------
TOTAL ASSETS                                    $ 39,707,117      $ 40,962,497
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 5/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                         -                 -
  Accrued liabilities                                      -                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                          -                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                                     -                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                            -                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                           -                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt                                            -                 -
  Unsecured debt                                           -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                            -                 -
                                               -------------      -------------
TOTAL LIABILITIES                                          -                 -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                  23,380,700        23,380,700
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 17,580,797        17,580,797
  Retained earnings - postpetition                (1,255,380)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                39,707,117        40,962,497
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 39,707,117      $ 40,962,497
                                               =============      ==============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE (MOR - 5)
-------------------------------------------------------------------------------
                                                        YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         x

2. Have any funds been disbursed from any accounts other
   than a debtor in possession account in this reporting
   period? If yes, provide an explanation below                          x

3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.           x

4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                  x



                                                                                EXHIBIT 99.4


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         6/23/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,565,181     $  1,609,000     $  21,149,840    $  20,530,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -            29,359           25,000
InterCompany Transfers              119,896                -          (673,534)        (300,000)
Other                                   825                -             7,557                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,685,902        1,609,000        20,513,222       20,255,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          68,673           70,732         1,403,349        1,362,838
Payroll Taxes                        25,325           25,380           536,052          515,267
Accounts Payable                  1,319,367        1,124,288        17,797,290       16,518,012
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          29,774           36,000           446,875          480,000
Utilities                             1,848            8,700           152,485          136,113
Leases / Rents                        8,068            7,700           100,672           98,496
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                 68,709           65,000           111,253          163,000
US Trustee Fees                           -                -            32,250           24,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,521,764        1,337,800        20,645,978       19,369,411
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     164,138      $   271,200      $   (132,756)   $     886,363
-------------                 ==============    =============    ==============   ==============



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
------------------------------          -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       500

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              ($74,194)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                   400

Restricted Cash Florida                                  Restricted                  34,259

                                                                                --------------
                                                                                $   (27,840)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                     May, 2003     FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,766,987      $ 23,149,278
Less: Defective mat'l returned                               6            19,900
         Sales allowances                                6,691            20,561
         Cash discounts                                 22,197           146,253
                                                  -------------     -------------
            Total sales deductions                      28,894           186,714
                                                  -------------     -------------

         NET SALES                                   1,738,093        22,962,564
                                                  -------------     -------------

Cost of Sales                                        1,189,692        18,215,930
                                                  -------------     -------------

         GROSS PROFIT                                  548,401         4,746,634
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     56,901           986,466
    General & Admin. expense                            46,598           952,057
    Corporate Fees                                      56,000           781,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               159,499         2,720,023
                                                  -------------     -------------

         OPERATING INCOME                              388,902         2,026,611
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           171,737
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           171,737
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               388,902         2,198,348
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   52,000           612,750
    US Trustee Quarterly Fees                                -            32,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     52,000           645,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             336,902         1,553,348

Provision for Taxes                                    125,244           535,327
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    211,658      $  1,018,021
                                                  =============     =============


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------


BALANCE SHEET (MOR-3)
                                                                   5/31/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                           ($62,099)      $   104,916
    Restricted cash and cash equivalents                               34,259                 -
    Accounts receivable - net                                       2,729,471           956,901
    Inventories -net                                                1,314,571         1,085,331
    Other assets - current                                                  -            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     4,016,202         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                         1,170,756           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               5,470                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,967,120         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          96,949            84,942
    Machinery and equipment                                         4,395,797         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,561,399         4,454,513
    Less: Accum. depreciation and amortization                      2,132,702         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,428,697         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $10,412,019       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 5/31/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  612,999                 -
    Accrued liabilities                                               370,226                 -
    Accrued income taxes                                              456,319                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,439,544                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              180,310                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    180,310                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,619,854                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    21,612           116,378
    Unsecured debt                                                  1,098,409         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,579,700         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                1,018,021                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               6,832,319         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  10,412,019       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                            1,561           11,305         11,309              1,557
FICA-Employee                              0            6,652          6,652                  0
FICA-Employer                             85            6,652          6,633                104
Unemployment                              96                7              7                 96
Income Tax                           331,075          125,244              0            456,319
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $332,817         $149,860        $24,601           $458,076
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              638            638                876
Unemployment                             528               86             86                528
Sales                                  2,026                0              0              2,026
Income Tax                                 0                0              0                  0
Real Property                          3,638                0              0              3,638
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $7,068             $724           $724             $7,068
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES           $339,885         $150,584        $25,325           $465,144
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      612,999         0              0             0                0               612,999
Wages Payable                         153,029         0              0             0                0               153,029
Taxes Payable (Other than income)       8,825         0              0             0                0                 8,825
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             208,372         0              0             0                0               208,372
Income Taxes Payable                  456,319         0              0             0                0               456,319
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  180,310         0              0             0                0               180,310
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,619,854        $0             $0            $0               $0            $1,619,854
                                 ===========================================================================================


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          25,325              EFT
      each week.






















                                                         ---------
TOTAL POST PETITION TAXES PAID                            $25,325
                                                         =========


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,546,518
PLUS Amounts billed during the period                                          1,742,594
LESS Amounts collected during the period                                       1,565,181
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,723,931
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  2,463,327
31-60 days old                                                                   223,798
61-90 days old                                                                    26,940
91+ days old                                                                       9,866
                                                                            ------------
Total Accounts Receivable                                                      2,723,931
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,710,089
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            6/23/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -         1,250         1,250
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -         1,250         1,250
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     18            18           293           293
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -         1,250         1,250
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 18            18         1,543         1,543
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (18)   $      (18)   $     (293)   $     (293)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    May 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational    $   592

                                                                            -

                                                                            -
                                                                      ----------
                                                                      $   592
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    May 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of            CUMULATIVE
                                                     May, 2003         FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                 18                8,497
    Corporate Fees                                            -               (1,250)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                     18                7,247
                                                 ---------------      -----------------

         OPERATING INCOME                                   (18)              (7,247)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries             -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    (18)          (1,434,364)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                                 -                1,250
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                           -                1,250
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                  (18)          (1,435,614)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $        (18)        $ (1,435,614)
                                                 ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    5/31/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        592      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           592               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     35,876,225        37,303,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      35,876,225        37,303,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 35,876,817      $ 37,304,227
                                                 =============    ==============
LIABILITIES & SHAREHOLDERS' EQUITY                  5/31/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,774                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,774                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,774                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,863,131        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 6,449,300         6,449,300
    Retained earnings - postpetition               (1,435,614)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               5,013,686         6,449,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 35,876,817      $ 37,304,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    May 31, 2003
                                                                                ----------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,774         0            0            0              0            5,774
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,774        $0           $0           $0             $0           $5,774
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    May 31, 2003
                                                                                ----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          Attached     No
    Bank Reconciliations                                  MOR 1 (cont)   None         No
    Copies of bank statements                                            None         No
    Cash disbursement journals                                           None         No
Statement of operations                                   MOR 2          Attached     No
Balance Sheet                                             MOR 3          Attached     No
Status of Postpetition Taxes                              MOR 4          None         No
    Copies of payment receipts                                           None         No
    Copies of tax returns filed during reporting period                  None         No
Summary of Unpaid Postpetition Debts                      MOR 4          None         No
        Listing of aged accounts payable                                 None         No
Accounts Receivable Reconciliation and Aging              MOR 5          None         No
Debtor Questionnaire                                      MOR 5          Attached     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            6/23/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                    -                -             1,250            1,250
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,250            1,250
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,250            1,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,250            1,250
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------
                              ==============    =============    ==============   ==============


PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  May 31, 2003
                                                              -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                               May, 2003        FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
      Sales allowances                                  -                   -
      Cash discounts                                    -                   -
        Total sales deductions                ------------      ---------------
                                                        -                   -
                                              ------------      ---------------

        NET SALES                                       -                   -
                                              ------------      ---------------

Cost of Sales                                     (5,444)             (89,831)
                                              ------------      ---------------

        GROSS PROFIT                               5,444               89,831
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                   -
    General & Admin. expense                            -                   -
    Corporate Fees                                      -              (1,250)
                                              ------------      ---------------
      Total S G & A and Environ. Expense                -              (1,250)
                                              ------------      ---------------

        OPERATING INCOME                           5,444               91,081
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                   -
    Interest Expense                                    -                   -
                                              ------------      ---------------
       Other Income (Expense)                           -                   -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,444               91,081
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                   -
    US Trustee Quarterly Fees                           -               1,250
    (Gain) Loss from sale of equipment                  -                   -
    Other Reorganization Expenses                       -                   -
                                              ------------      ---------------
        Total Reorganization Items                      -               1,250
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,444              89,831

Provision for Taxes                                     -                   -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,444        $     89,831
                                              ============      ===============




PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  May 31, 2003
                                                              -----------------

BALANCE SHEET (MOR-3)

                                                   5/31/03          1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories - net                                     -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         570,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       570,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       53,060             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        671,940            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,241,940       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 5/31/03          1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 89,831                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,241,940          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,241,940       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         6/23/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $  1,183,876     $  1,100,000       $ 17,521,085     $   17,894,216
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                (21,967)               -            892,507           (410,000)
Other                                         2,724                -             45,564              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,164,633        1,100,000         18,459,156         17,485,392
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 224,505          271,000          4,094,189          4,210,193
Payroll Taxes                               153,837          161,000          2,134,201          1,956,904
Accounts Payable                            587,419          645,000          9,947,497          8,713,812
Profit Sharing / Pension                     24,349           21,000            398,161            349,985
Insurance                                     3,284            4,000            685,286            596,343
Commissions                                  54,017           50,000            743,040            781,468
Utilities                                    16,075           13,000            240,203            209,498
Leases/Rents                                  6,499            3,000             64,648             66,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                        191,858                -            220,975            362,000
US Trustee Fees                                   -                -             31,750             23,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,261,843        1,168,000         18,564,308         17,269,953
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $    (97,210)    $    (68,000)      $   (105,152)    $      215,439
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 8997  Payroll - Hourly    $      100

  US Bank                       1 964 5603 8005  Payroll - Salaried         100

  Petty Cash                                     Petty Cash                 421

  National City                 884096836        Disbursement-AP        (82,508)

                                                                              -

                                                                              -
                                                                     -----------
                                                                     $  (81,887)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                              May 2003         FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $ 1,061,121      $ 18,111,890
Less: Defective mat'l returned                     5,043           (67,209)
      Sales allowances                            70,763           762,520
      Cash discounts                              11,264           172,049
                                             ------------     -------------
       Total sales deductions                     87,070            867,360
                                             ------------     -------------

      NET SALES                                  974,051         17,244,530
                                             ------------     -------------

Cost of Sales                                    894,896         14,517,594
                                             ------------     -------------

     GROSS PROFIT                                 79,155          2,726,936
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 70,804            973,076
  General & Admin. expense                        77,800          1,105,017
  Corporate Fees                                  52,000            744,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            200,604          2,822,093
                                             ------------     -------------

     OPERATING INCOME                           (121,449)           (95,157)
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -             (9,847)
  Interest Expense                                     -                  -
                                             ------------     -------------
   Other Income (Expense)                              -             (9,847)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                           (121,449)          (105,004)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                47,000            566,250
 US Trustee Quarterly Fees                             -             31,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      47,000            598,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (168,449)          (703,004)

Provision for Taxes                              (58,000)          (233,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $  (110,449)     $    (470,004)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    5/31/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents            ($81,887)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,309,184         1,161,243
  Inventories - net                                1,645,897         1,498,330
  Other assets - current                             590,021           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,463,215         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                              159,718            36,697
  Intercompany receivable                          9,523,702         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,683,420         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,411,704         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,713,069         5,497,015
  Less: Accum. depreciation and amortization       3,850,955         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,862,114         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 15,008,749      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 5/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                    65,292                 -
  Accrued liabilities                                627,128                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    692,420                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,049,257                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,049,257                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   1,741,677                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     496,774           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      496,774         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,238,451         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (470,004)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,770,298        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 15,008,749      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           50,126         50,126                  0
FICA-Employee                         0           33,287         33,287                  0
FICA-Employer                       274           33,387         33,287                274
Unemployment                          0              138            138                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES               $274         $116,838       $116,838               $274
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           20,220         20,220                  0
Unemployment                         21           16,779         16,779                 21
Sales                             1,043              809              0              1,852
Income Tax                            0                0              0                  0
Real Property                    43,585            4,600              0             48,185
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $44,649          $42,408        $36,999            $50,058
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $44,923         $159,246       $153,837            $50,332
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      65,292                0              0             0                     0             65,292
Wages Payable                        414,592                0              0             0                     0            414,592
Taxes Payable (Other than income)     50,332                0              0             0                     0             50,332
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                19,177                0              0             0                     0             19,177
Other Accrued Liabilities            143,027                0              0             0                     0            143,027
Deferred Income Taxes Payable              0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable               1,049,257                0              0             0                     0          1,049,257
Other LT Liabilities                       0                0              0             0                     0                  0
                                  -------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $1,741,677               $0             $0            $0                    $0         $1,741,677
                                  =================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-2040015100                         Weekly        50,126             EFT to ADP
FICA-2040025100-Employee               Weekly        33,287             EFT to ADP
FICA-2040035100-Employer               Weekly        33,287             EFT to ADP
FUI-2042605100                         Weekly           138             EFT to ADP
SWT-IA-2041155100                      Weekly        19,724             EFT to ADP
SUI-IA-2042155100                      Weekly        16,779             EFT to ADP
SWT-IL-2041135100                      Weekly           496             EFT to ADP


















                                                   --------
TOTAL POST PETITION TAXES PAID                     $153,837
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,464,158
PLUS Amounts billed during the period                                  978,311
LESS Amounts collected during the period                             1,183,876
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,258,593
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          900,169
31-60 days old                                                         195,008
61-90 days old                                                          56,513
91+ days old                                                           106,903
                                                                 ---------------
Total Accounts Receivable                                            1,258,593
Amount considered uncollectible (bad debt)                              27,410
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,231,183
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         6/23/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  1,417,785      $  1,278,804     $ 31,785,587     $  32,757,208
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                   20,623                 -       (1,365,817)         (381,580)
Other                                    1,995                 -           38,425                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,440,403         1,278,804       30,458,195        32,375,628
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            353,307           347,081        6,697,966         6,964,605
Payroll Taxes                          157,021           150,397        3,466,603         3,625,980
Accounts Payable                       859,375           577,419       16,255,965        13,651,636
Profit Sharing / Pension                12,182            18,000          362,416         1,924,017
Insurance                                  666             4,051        2,047,244         1,956,068
Commissions                             27,572            27,572          607,403           879,262
Utilities                               55,599            53,657          941,102         1,001,682
Leases / Rents                          34,014            36,037          466,905           586,598
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                              -                 -           38,250            30,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,499,737         1,214,215       30,883,854        30,694,719
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $   (59,334)     $     64,590      $  (425,659)   $    1,680,909
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              10,961

  National City Bank                       884096828   Disbursement       (182,775)

                                                                                 -

                                                                        ----------
Bank reconciliations are available.                                     $ (170,814)
                                                                        ==========





WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                               May 2003          FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,708,919        $32,148,921
Less: Defective mat'l returned                          -                  -
      Sales allowances                             15,141            899,776
      Cash discounts                                  750             43,646
                                             ------------        -----------
           Total sales deductions                  15,891            943,422
                                             ------------        -----------

        NET SALES                               1,693,028         31,205,499
                                             ------------        -----------
Cost of Sales                                   1,542,426         29,666,826
                                             ------------        -----------
        GROSS PROFIT                              150,602          1,538,673
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                45,293            935,692
    General & Admin. expense                       58,798            912,798
    Corporate Fees                                 76,000          1,338,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          180,091          3,186,490
                                             ------------        -----------
        OPERATING INCOME                          (29,489)        (1,647,817)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          (29,489)        (1,647,717)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              69,000          1,032,750
    US Trustee Quarterly Fees                           -             38,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000          1,071,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                        (98,489)        (2,718,717)

Provision for Taxes                               (32,000)          (910,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $    (66,489)      $ (1,808,717)
                                             ============       ============


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                         5/31/03         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($170,814)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,429,295        2,712,548
    Inventories -net                                     3,668,149        6,262,631
    Other assets - current                                 342,205          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,268,835        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  845,802          919,242
    Intercompany receivable                             14,946,750       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  876,938              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,669,490       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,636,408       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,479,380        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,417,705     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      5/31/03          1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       678,189                -
    Accrued liabilities                                  1,799,859                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,478,048                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         3,644,048                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       5,511,226        6,919,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          5,511,226        8,734,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        9,155,274        8,734,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      1,130,662        1,130,662
    Retained earnings - postpetition                    (1,808,717)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   15,262,431       17,071,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,417,705     $ 25,805,745
                                                     =============    =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                             (1)           66,439       59,158            7,280
FICA-Employee                         2,597           44,297       37,873            9,021
FICA-Employer                         2,597           44,297       37,873            9,021
Unemployment                          1,518              434            0            1,952
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $ 6,711         $155,466     $134,904          $27,273
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          10,418           25,688       22,117           13,989
Unemployment                         15,405           15,754            0           31,159
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        80,195            8,020            0           88,215
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $106,018          $49,462      $22,117         $133,363
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $112,729         $204,928     $157,021         $160,636
                                 ==============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    678,189        0            0             0          0           678,189
Wages Payable                       686,423        0            0             0          0           686,423
Taxes Payable (Other than income)   160,636        0            0             0          0           160,636
Professional Fees                    76,437        0            0             0          0            76,437
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           876,363        0            0             0          0           876,363
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $3,644,048       $0           $0            $0         $0        $3,644,048
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  05/12/03        $1,935        114098
SWCC - Ia W/H                  05/28/03         2,281        114228
Iowa W/H                       05/12/03         8,483         96769
Iowa W/H                       05/27/03         9,418         31516
FIT PAYMENT                    05/07/03         7,534      15087660
FICM-FICA PAYMENT              05/07/03        10,655      15087660
FIT PAYMENT                    05/14/03        23,783      15770517
FICM-FICA PAYMENT              05/14/03        28,026      15770517
FIT PAYMENT                    05/21/03         7,423      16572992
FICM-FICA PAYMENT              05/21/03        10,658      16572992
FIT PAYMENT                    05/28/03        20,418      17141277
FICM-FICA PAYMENT              05/28/03        26,407      17141277















                                            -----------
TOTAL POST PETITION TAXES PAID               $157,021
                                            ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  May 31, 2003
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $2,340,259
PLUS Amounts billed during the period                                       1,660,599
LESS Amounts collected during the period                                    1,417,785
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,583,073
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,159,733
31-60 days old                                                                  47,176
61-90 days old                                                                  55,027
91+ days old                                                                   321,137
                                                                       ---------------
Total Accounts Receivable                                                    2,583,073
Amount considered uncollectible (bad debt)                                     159,210
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,423,863
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

